[LOGO] TCW CONVERTIBLE
       SECURITIES FUND, INC.
---------------------------------------
---------------------------------------

DIRECTORS AND OFFICERS
Ernest O. Ellison            Coleman W. Morton
President and Director       Director
Norman Barker, Jr.           Charles A. Parker
Director                     Director
Richard W. Call              Lawrence J. Sheehan
Director                     Director
Edmund W. Clarke Director    Robert G. Sims
Director                     Director

Ronald E. Robison            David K. Sandie
Senior Vice President and    Principal Accounting,
Chief Operating Officer      Officer Treasurer and
                             Assistant Secretary
Robert M. Hanisee
Senior Vice President        Philip K. Holl
                             Secretary
Kevin A. Hunter
Senior Vice President        Marie M. Bender
                             Assistant Secretary
Thomas E. Larkin, Jr.
Senior Vice President        Michael E. Cahill
                             General Counsel and
Hilary G.D. Lord             Assistant Secretary
Senior Vice President
and Assistant Secretary

---------------------------------------
---------------------------------------
SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

---------------------------------------
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
---------------------------------------
CUSTODIAN
Custodial Trust Company
28 West State Street
Trenton, New Jersey 08608
---------------------------------------
INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017
---------------------------------------
LEGAL COUNSEL
O'Melveny & Myers
400 S. Hope Street
Los Angeles, California 90071

---------------------------------------
---------------------------------------

TCW CONVERTIBLE
SECURITIES FUND, INC.
---------------------------------------
---------------------------------------
ANNUAL REPORT
DECEMBER 31, 1995



[LOGO]TCW

---------------------------------------

-------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      The President's Letter
-------------------------------------------------------------------------------

DEAR SHAREHOLDER:

 The year 1995 began with most investors pessimistic about the outlook for the financial markets. After a difficult 1994, the prospect of continued Fed tightening made the investment outlook seem bleak. However, as frequently oc-curs, the market sensing that the rise in interest rates had run its course, began to rally in January. This was the start of one of the best years on rec-ord for both the stock and bond markets. Following the lead of these markets, convertibles recorded a good year.

 The table below recaps the Fund's fourth quarter and 1995 performance and compares it to several different benchmarks.

                                    TABLE 1
                      PERFORMANCE OF THE FUND'S PORTFOLIO

                                                         Quarter
                                                          Ended      Year Ended
                                                       December 31, December 31,
                                                           1995         1995
                                                       ------------ ------------
TCW Convertible Securities Fund, Inc..................    +1.2%*       +24.0%*
First Boston Convertible Index........................    +0.9%        +23.7%
Lipper Average of Convertible Mutual Funds............    +2.5%*       +20.8%*
Standard and Poor's 500 Stock Index with Income.......    +6.0%        +37.6%

--------
*Net of Fees and Expenses

 The performance of the Fund compares favorably with most of our standard benchmarks. However, one might be tempted to ask, "why, given the rally in in-terest rates, did convertibles only capture about two-thirds of the upside of the S&P 500?" This relative shortfall, can be attributed to the underperformance of the stocks underlying convertibles. The stocks underlying convertibles do not precisely replicate the industry weightings in the S&P 500. For example, some S&P 500 groups such as household products, tobacco, beverages, telephone utilities and drugs have relatively few convertibles. These groups had very good performance during the year. If one looks at the performance of the Morgan Stanley and Smith Barney convertibles indices, convertibles captured 89.8% and 108.9%, respectively, of the increase in their underlying stocks. Convertibles performed well relative to their underlying equities. Unfortunately, this was a year where the industry weightings in the convertible universe hurt performance relative to the S&P 500.

 Although convertibles relative to the S&P 500 had a slightly below average year, their longer term performance continues to be very good. Over the last five years the total cumulative return of the Fund and the S&P 500 has been 112.2% and 115.4%, respectively. Thus, your account has participated in 97.2% of the upside of the S&P 500, but with lower volatility and inherently greater protection of capital.

 An important variable affecting convertible valuations during 1995 was the sharp drop in interest rates. As can be seen in Table 2, the decline in yields on U.S. treasury securities was most pronounced in the intermediate maturities which are most relevant to the convertible market. As a consequence of falling rates, the investment values of convertibles increased and conversion premiums expanded. When the underlying stock rose, the convertible captured most of the upside, and in those cases where the stock fell, convertibles provided excel-lent downside protection.

                                    TABLE 2
                           U.S. TREASURY SECURITIES
                               YIELD AT YEAR END

           3      6       1      3      5     10     30
         Months Months  Year   Years  Years  Years  Years
         ------ ------  -----  -----  -----  -----  -----
1994..    5.68%  6.48%   7.17%  7.78%  7.82%  7.82%  7.88%
1995..    5.08   5.16    5.14   5.22   5.38   5.57   5.95
Change.   (.60) (1.32)  (2.03) (2.56) (2.44) (2.25) (1.93)

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      The President's Letter (continued)
--------------------------------------------------------------------------------

PERFORMANCE OF THE FUND'S SHARE PRICE

 During 1995, the Fund's shareholders received a total return of 33.6% (with dividends reinvested). This consisted of four regular quarterly distributions of $0.21 per share and a rise in the per share market value which rose from $7.75 at the beginning of the year to $9.375 at December 31, 1995. The market price of $9.375 represented a 12.1% premium to the Fund's NAV of $8.36.

THE CONVERTIBLE NEW ISSUE MARKET

 The new issue convertible market provided investors with many attractive in-vestment opportunities. During the year, 63 new issues were brought to market with a net value of $12.4 billion. Of the new issues, 41.3% were convertible bonds, 6.2% were LYONS, 20.9% were convertible preferreds, and 31.6% were man-datory convertible preferreds. The terms on most convertible new issues were relatively attractive, although during last summer the terms on some issues be-came too aggressive. However, this was short lived and terms, by and large, came back into line as we moved into fall. For domestic new issues, the average issue size was $174 million, average yield 5.1%, average conversion premium 20.9% and average call protection 3.4 years. While yields have declined along with the overall level of interest rates, conversion premiums and years of call protection have generally remained steady during the last 12 months.

 While new issue activity remains steady, redemptions of convertibles have also increased. Many of the issues which came to market in 1993 will have their call protection expire during 1996 and will be redeemed. In 1995, total redemptions were $14.8 billion. This exceeded new issue activity and led to a slight de-cline in the value of the convertible universe. We would expect, given the probability of high redemptions in 1996, that the overall domestic convertible universe will shrink somewhat again in 1996.

 During 1995, the Fund's performance benefited from its holdings in technology (believe it or not!), airlines, business services, and pollution control. In particular, holdings in technology such as Silicon Graphics, Cypress Semicon-ductor, Merrill Lynch exchangeable Microsoft, Arrow Electronics, Sterling Soft-ware and General Instruments were all sold at levels ranging from 30%-100% above cost. Our airline holdings, Delta (+39.9%) and AMR (+40.5%) did well, as did some of our holdings in pollution control, Thermo Electron (+62.3%), and U.S. Filter, 5.0%, 10/15/00 (+42.8%) / 6.0%, 09/15/05 (+16.5%). In addition, several large holdings in the broad business services area, First Financial Management (+50.6%), GME (+33.3%) and Omnicom (+38.1%), also did well.

 While technology did well during the first nine months of 1995, the group cor-rected substantially during the fourth quarter. We lost performance in some of our holdings such as Softkey, Integrated Devices, National Semiconductor, Mo-torola, Xilinx and Analog Devices. These losses were substantially mitigated by the convertible's structure. This was especially true in the case of Softkey (5 year maturity), Analog Devices (5 year maturity), National Semiconductor 6.5% 10/01/02 (7 year maturity/high coupon) and Xilinx (7 year maturity). Nonethe-less, during the fourth quarter we gave back some of the substantial profits made in technology related convertibles earlier in the year. Other areas which hurt performance during 1995 were healthcare, Integrated Health (-14.7%), Quan-tum Health (-7.0%) and retail, Michaels Stores (-16.2%), Pep Boys (-3.0%) and Office Depot (-7.6%). In addition, early in the year our holdings in two Mexi-can convertibles, Empressas ICA, and Cemex also hurt performance.

ECONOMIC/MARKET OUTLOOK

 The U.S. economy continued to grow at a moderate pace in the fourth quarter although momentum is clearly slowing. The combination of the government shut-down and poor weather conditions on the East Coast will further dampen growth in 1996's first quarter, perhaps even forcing it into negative territory.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Clearly, after a disappointing Christmas, the consumer is retrenching. Employ-ment growth has slowed sharply during the last year and incomes remain stag-nant. Consumer debt, while not at prior peaks, is at high levels. Furthermore, we believe that the baby boomers faced with less job security, paying for their children's education and eventual retirement, will finally choose to spend less. We believe this is a secular trend which should reduce consumption for many years into the future. Other areas of the economy are also likely to slow from the pace of the last 12-24 months. Capital investment, which had been growing at a double digit pace, is likely to slow, perhaps to a range of 5%-10% growth. Exports, should continue to expand with improving economic growth in both Mexico and Japan, offset somewhat by sluggish growth in Europe. The net result of this environment should be real GDP growth of approximately 2% for 1996.

 The combination of slow economic growth, competition from abroad, ongoing productivity gains and a price conscious consumer will restrain inflation. The one risk to this forecast is an increase in wage demands from workers whose real wages have been stagnant for years. Continued low inflation should allow the Fed to ease rates. Despite the lack of a budget agreement, we believe the Fed will continue to ease, particularly given the current state of the econo-my. This should allow yields to decline modestly at the intermediate and long end of the curve (25-50 basis points) and short rates to fall more signifi-cantly (100+ basis points).

 With the economy continuing to decelerate, we believe corporate profit com-parisons will become more difficult, particularly given the lack of pricing power and intense competition. We believe there will be more disappointing earnings reports going forward, which will create "a headwind against further gains in the stock market". While we are cautious, the market will continue to benefit from declining rates and a strong flow of funds. Therefore, stocks should have a modest upside from current levels (5%-10%), although the risks have increased significantly. We believe that our strategy, begun last fall, of selling convertibles which are equity surrogates and focusing on those with good downside protection remains prudent.

DIVIDEND REINVESTMENT PLAN

 Shareholders who wish to add to their investment may do so through the Divi-dend Reinvestment Plan. Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the per share Net Asset Value. If the market price, including commission on the share, is selling above the Net Asset Value, you will re-ceive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

 To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York, 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance please call our shareholder relations department at (800) 386-3829. As always, we would be pleased to accommodate your investment needs.

                    Sincerely,

                    /s/ Ernest O. Ellison

                    Ernest O. Ellison
                    President and Director

                    February 1, 1996

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Schedule of Investments
      December 31, 1995
--------------------------------------------------------------------------------


  NUMBER OF
  SHARES OR
  PRINCIPAL
   AMOUNT                                                             Value
  ---------                                                           -----
             CONSUMER STAPLES (26.9% OF NET ASSETS)
             ENTERTAINMENT, LEISURE AND MEDIA (8.2%)
 $ 8,765,000 Coleman Worldwide Corp., Exchangeable Coleman
              Company, 0%, due 05/27/13.........................   $ 2,629,500
 $ 3,575,000 Comcast Corp., 1.125%,
              due 04/15/07......................................     1,805,375
 $ 6,450,000 Comcast Corp., 3.375%, due 09/09/05................     6,054,937
 $10,820,000 News America Holdings, Exchangeable News Corp.
              (Australia), 0%, due 03/11/13.....................     4,923,100
 $ 2,220,000 Scandinavian Broadcasting
              System, S.A. Luxembourg, 7.25%, due 08/01/05......     2,281,050
 $ 2,445,000 Scholastic Corp., 5%, due 08/15/05.................     2,854,538*
 $ 1,065,000 Thomas Nelson, Inc., 5.75%,
              due 11/30/99......................................     1,045,031*
                                                                   -----------
             Total Entertainment, Leisure and Media.............    21,593,531
                                                                   -----------
             FOODS AND BEVERAGES (1.1%)
 $ 3,000,000 Sandoz Capital BVI, Ltd. (Switzerland), 2%,
              due 10/06/02......................................     2,831,250*
                                                                   -----------
             HEALTHCARE (6.6%)
 $ 1,500,000 Assisted Living Concepts, Inc., 7%, due 07/31/05...     1,590,000*
 $ 6,400,000 Elan International, Exchangeable Elan Corp. PLC
              (Ireland), 0%, due 10/16/12.......................     3,360,000
 $ 5,475,000 Integrated Health Services, Inc., 5.75%, due
              01/01/01..........................................     5,502,375
 $ 1,200,000 Multicare Companies, Inc., 7%, due 03/15/03........     1,296,000*
 $ 1,200,000 Multicare Companies, Inc., Euro, 7%, due 03/15/03..     1,302,000


 NUMBER OF
 SHARES OR
 PRINCIPAL
   AMOUNT                                                             Value
 ---------                                                            -----
 $2,260,000 Quantum Health Resources, Inc., 4.75%, due 10/01/00.   $ 1,632,850
 $2,455,000 Sepracor, Inc., 7%, due 12/01/02....................     2,761,875*
                                                                   -----------
            Total Healthcare....................................    17,445,100
                                                                   -----------
            RETAIL (5.6%)
 $1,890,000 Baby Superstore, Inc., 4.875%, due 10/01/00.........     2,213,662
 $2,745,000 Federated Department Stores, Inc., 5%, due 10/01/03.     2,775,881
 $4,400,000 Office Depot, Inc., 0%,
             due 11/01/08.......................................     2,508,000
 $7,370,000 Staples, Inc., 4.5%, due 10/01/00...................     7,370,000*
                                                                   -----------
              Total Retail......................................    14,867,543
                                                                   -----------
            SERVICES--BUSINESS (5.4%)
     31,900 Alco Standard Corp., $5.04 Convertible Preferred....     2,727,450
 $  975,000 Career Horizons, Inc., 7%, due 11/01/02.............     1,116,375*
 $5,300,000 Omnicom Group, Inc., 4.5%,
             due 09/01/00.......................................     7,201,375*
     45,000 SCI Finance LLC, Exchangeable Service Corporation
             International, $3.125 Convertible Preferred........     3,330,000
                                                                   -----------
              Total Services--Business..........................    14,375,200
                                                                   -----------
              TOTAL CONSUMER STAPLES   (Cost: $66,125,526)......    71,112,624
                                                                   -----------

* Restricted security. (See Note 7)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 NUMBER OF
 SHARES OR
 PRINCIPAL
   AMOUNT                                                             Value
 ---------                                                            -----
            CONSUMER CYCLICALS (4.8%)
            AUTOMOTIVE (4.8%)
 $7,035,000 Exide Corp., 2.9%, due 12/15/05.....................   $ 5,082,788*
     43,600 Federal Mogul Corp., $3.875 Convertible Preferred...     2,632,350
 $4,855,000 Magna International, Inc. (Canada), 5%, due
             10/15/02...........................................     4,939,962
                                                                   -----------
              TOTAL CONSUMER CYCLICALS (Cost: $12,432,191)......    12,655,100
                                                                   -----------
            CAPITAL GOODS (44.7%)
            AEROSPACE (0.8%)
    149,600 Cooper Industries, Inc., Exchangeable Wyman-Gordon
             Company, $0.81 Convertible Preferred...............     2,057,000
                                                                   -----------
            BUILDING MATERIALS (2.3%)
 $3,660,000 Cemex, S.A. (Mexico), 4.25%,
             due 11/01/97.......................................     3,111,000*
     48,700 Owens-Corning Fiberglas Corp., $3.25 Convertible
             Preferred..........................................     2,922,000*
                                                                   -----------
              Total Building Materials..........................     6,033,000
                                                                   -----------
            ELECTRONICS--SEMICONDUCTORS AND INSTRUMENTS (17.7%)
 $3,210,000 Altera Corp., 5.75%,
             due 06/15/02.......................................     3,723,600*
 $4,215,000 Analog Devices, Inc., 3.5%,
             due 12/01/00.......................................     4,531,125
 $2,215,000 Fisher Scientific International, Inc., 4.75%, due
             03/01/03...........................................     2,408,812
 $6,225,000 General Instrument Corp., 5%,
             due 06/15/00.......................................     6,847,500
 $2,300,000 International Cabletel, Inc., 7.25%, due 04/15/05...     2,484,000*
 $3,990,000 National Semiconductor Corp., 2%, due 10/01/02......     3,561,075*


 NUMBER OF
 SHARES OR
 PRINCIPAL
   AMOUNT                                                            Value
 ---------                                                           -----
 $9,460,000 National Semiconductor Corp., 6.5%, due 10/01/02...   $ 8,845,100*
    219,750 National Semiconductor Corp., Common Stock.........     4,889,437**
 $1,855,000 Telxon Corp., 5.75%,
             due 01/01/03......................................     1,984,850*
 $  765,000 Thermo Electron Corp., Exchangeable ThermoQuest
             Corp., 5%, due 08/15/00...........................       803,250*
 $1,285,000 Thermo Electron Corp., Exchangeable Thermo Optek,
             Inc., 5%, due 10/15/00............................     1,349,250*
 $5,730,000 Xilinx, Inc., 5.25%, due 11/01/02..................     5,300,250*
                                                                  -----------
            Total Electronics--Semiconductors and Instruments..    46,728,249
                                                                  -----------
            INFORMATION PROCESSING (9.2%)
 $2,165,000 EMC Corp., 4.25%, due 01/01/01.....................     2,159,588
 $3,305,000 First Financial Management Corp., 5%, due 12/15/99.     5,159,931
    134,800 General Motors Corp., $3.25 Series C Convertible
             Class E Common Stock..............................     9,874,100
 $2,180,000 Silicon Graphics, Inc., 0%,
             due 11/02/13......................................     1,139,050*
 $2,730,000 Storage Technology Corp., 8%,
             due 05/31/15......................................     2,661,750
 $3,830,000 Unisys Corp., 8.25%,
             due 08/01/00......................................     3,408,700
                                                                  -----------
              Total Information Processing.....................    24,403,119
                                                                  -----------
            OFFICE EQUIPMENT & SUPPLIES (2.0%)
 $3,825,000 Danka Business Systems PLC (Great Britain), 6.75%,
             due 04/01/02......................................     5,421,938
                                                                  -----------

* Restricted security. (See Note 7)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Schedule of Investments (continued)
      December 31, 1995
--------------------------------------------------------------------------------


 NUMBER OF
 SHARES OR
 PRINCIPAL
   AMOUNT                                                            Value
 ---------                                                           -----
            POLLUTION CONTROL (8.4%)
     70,800 Browning-Ferris Industries, Inc., $2.583
             Convertible Preferred.............................   $  2,221,350
 $6,660,000 Thermo Electron Corp., 4.25%,
             due 01/01/03......................................      7,267,725*
 $  975,000 Thermo Electron Corp., Euro, 5%, due 04/15/01......      1,645,312
 $4,100,000 United States Filter Corp., 5%,
             due 10/15/00......................................      5,412,000
 $2,605,000 United States Filter Corp., 6%, due 09/15/05.......      3,008,775*
 $3,021,000 WMX Technologies, Inc., 2%,
             due 01/24/05......................................      2,598,060
                                                                  ------------
              Total Pollution Control..........................     22,153,222
                                                                  ------------
            TELECOMMUNICATION EQUIPMENT (4.3%)
     80,000 Corning Delaware, $3.00 Convertible Preferred......      4,030,000
 $9,735,000 Motorola, Inc., 0%,
             due 09/27/13......................................      7,447,275
                                                                  ------------
            Total Telecommunication Equipment..................     11,477,275
                                                                  ------------
            TOTAL CAPITAL GOODS
             (Cost: $112,684,380)..............................    118,273,803
                                                                  ------------
            BASIC INDUSTRIES (11.7%)
            METALS--NON-FERROUS (1.0%)
    100,000 Freeport-McMoran Copper & Gold, Inc., $1.25
             Convertible Preferred.............................      2,725,000
                                                                  ------------
            OIL AND GAS--DOMESTIC (2.7%)
 $2,500,000 Apache Corp., Euro, 6%,
             due 01/15/02......................................      2,887,500
     67,900 Enron Corp., Exchangeable Enron Oil and Gas
             Company, $1.36 Convertible Preferred..............      1,629,600


 NUMBER OF
 SHARES OR
 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------                                                            -----
     47,500 Occidental Petroleum Corp., $3.875 Convertible
             Preferred..........................................   $ 2,600,625*
                                                                   -----------
            Total Oil and Gas--
             Domestic...........................................     7,117,725
                                                                   -----------
            OIL AND GAS--INTERNATIONAL (2.1%)
     90,000 Occidental Petroleum Corp., Exchangeable Canadian
             Occidental Petroleum,
             $3.00 Convertible Preferred........................     5,602,500
                                                                   -----------
            PAPER AND PACKAGING (1.7%)
     50,000 International Paper Company, $2.625 Convertible
             Preferred..........................................     2,268,750*
 $2,320,000 Sappi BVI Finance, Ltd.
             (South Africa), 7.5%
             due 08/01/02.......................................     2,192,400*
                                                                   -----------
              Total Paper and Packaging.........................     4,461,150
                                                                   -----------
            TRANSPORTATION (4.2%)
 $5,910,000 AMR Corp., 6.125%,
             due 11/01/24.......................................     6,146,400
 $5,215,000 Delta Air Lines, Inc., 3.23%,
             due 06/15/03.......................................     4,967,288
                                                                   -----------
              Total Transportation..............................    11,113,688
                                                                   -----------
            TOTAL BASIC INDUSTRIES (Cost: $28,522,765)..........    31,020,063
                                                                   -----------
            CREDIT SENSITIVE (13.4%)
            BUILDING, REAL ESTATE AND REIT'S (2.0%)
 $2,630,000 LTC Properties, Inc., 8.5%,
             due 01/01/01.......................................     2,672,738
 $2,605,000 Liberty Property Trust, 8%,
             due 07/01/01.......................................     2,686,406
                                                                   -----------
            Total Building, Real Estate, and REIT's.............     5,359,144
                                                                   -----------

* Restricted security. (See Note 7)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 NUMBER OF
 SHARES OR
 PRINCIPAL
   AMOUNT                                                             Value
 ---------                                                            -----
            INSURANCE (5.5%)
 $2,120,000 Aegon N.V. (Netherlands), Euro, 4.75%, due 11/01/04.   $ 3,317,800
 $1,315,000 American Travellers Corp., 6.5%, due 10/01/05.......     1,811,413
     45,500 Merrill Lynch & Company, Inc., Exchangeable MGIC
             Investment Corp., $3.12 Convertible Preferred......     2,360,313
 $5,225,000 Mutual Risk Management, Ltd. (Bermuda), 0%, due
             10/30/15...........................................     2,129,188*
     45,700 St. Paul Companies, Inc.,
             $3.00 Convertible Preferred........................     2,570,625
 $4,145,000 USF&G Corp., 0%,
             due 03/03/09.......................................     2,388,556
                                                                   -----------
            Total Insurance.....................................    14,577,895
                                                                   -----------
            SERVICES--FINANCIAL AND MISCELLANEOUS (3.9%)
     46,000 Advanta Corp., $2.4975 Convertible Preferred........     1,782,500
 $5,065,000 MBL International Finance Bermuda Trust,
             Exchangeable Mitsubishi Bank, Ltd. (Japan), 3%, due
             11/30/02...........................................     5,976,700
 $2,020,000 Santa Fe Pacific Pipeline Partners L.P., 11.163%,
             due 08/15/10.......................................     2,560,350
                                                                   -----------
            Total Services--Financial
             and Miscellaneous..................................    10,319,550
                                                                   -----------
            TELECOMMUNICATIONS (2.0%)
     65,600 MFS Communications Company, Inc., $2.68 Convertible
             Preferred..........................................     3,193,900
 $5,755,000 U.S. Cellular Corp., 0%,
             due 06/15/15.......................................     2,014,250
                                                                   -----------
            Total Telecommunications............................     5,208,150
                                                                   -----------
            TOTAL CREDIT SENSITIVE
             (Cost: $31,957,640)................................    35,464,739
                                                                   -----------



  Principal
   Amount                                                            Value
  ---------                                                          -----
             REPURCHASE AGREEMENTS (6.0%)
 $   301,490 Stock Loan Repurchase,
              Bear Stearns & Co., Inc., dated 12/29/95, 2.938%,
              due 01/02/96, (collateralized by $310,000 U.S.
              Treasury Bill, valued at $308,345)...............   $    301,490
 $11,599,340 Stock Loan Repurchase,
              Bear Stearns & Co., Inc., dated 12/29/95, 6%, due
              01/02/96, (collateralized by $11,960,000 U.S.
              Treasury Bill, valued at $11,835,997)............     11,599,340
 $ 4,107,421 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 12/29/95, 5.8%,
              due 01/02/96, (collateralized by $4,230,000 U.S.
              Treasury Bill, valued at $4,190,888).............      4,107,421
                                                                  ------------
             TOTAL REPURCHASE AGREEMENTS
              (Cost: $16,008,251)..............................     16,008,251
                                                                  ------------
             TOTAL INVESTMENTS (107.5%) (COST: $267,730,753)...    284,534,580
                                                                  ------------
             EXCESS OF LIABILITIES OVER OTHER ASSETS
              (-7.5%)..........................................    (19,926,671)
                                                                  ------------
             NET ASSETS (100%).................................   $264,607,909
                                                                  ============

* Restricted security. (See Note 7)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Statement of Assets and Liabilities
      December 31, 1995

--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $267,730,753) (Note 1).............. $284,534,580
  Receivables for Securities Sold................................   14,753,075
  Interest Receivable............................................    2,039,644
  Dividends Receivable...........................................      370,798
                                                                  ------------
    Total Assets.................................................  301,698,097
                                                                  ------------
LIABILITIES:
  Payables for Securities Purchased..............................   18,141,967
  Payable upon Return of Securities Loaned (Note 5)..............   11,900,830
  Distributions Payable..........................................    6,648,680
  Accrued Investment Advisory and Service Fees (Note 3)..........      269,724
  Accounts Payable...............................................      128,987
                                                                  ------------
    Total Liabilities............................................   37,090,188
                                                                  ------------
NET ASSETS....................................................... $264,607,909
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $.01 per share, 50,000,000 shares au-
   thorized, 31,660,380 shares issued and outstanding............ $    316,604
  Paid-in Capital................................................  286,156,361
  Distribution of Paid-in Capital (Note 1).......................  (34,179,879)
  Net Unrealized Appreciation of Investments.....................   16,803,827
  Distributions in Excess of Realized Gains (Note 1).............   (4,489,004)
                                                                  ------------
NET ASSETS....................................................... $264,607,909
                                                                  ============
NET ASSET VALUE PER SHARE........................................ $       8.36
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Statement of Operations
      For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (including security lending fees of $38,304)............ $10,389,908
  Dividends........................................................   3,299,278
                                                                    -----------
    Total Investment Income........................................  13,689,186
                                                                    -----------
EXPENSES:
  Investment Advisory Fees (Note 3)................................   1,523,587
  Custodian Fees...................................................     107,188
  Directors' Fees and Expenses (Note 6)............................     105,162
  Proxy Costs......................................................      65,380
  Transfer Agent Fees..............................................      64,837
  Printing and Distribution Costs..................................      47,272
  Listing Fees.....................................................      33,571
  Accounting and Other Service Fees (Note 3).......................      25,000
  Business Tax Fees................................................      21,170
  Audit and Tax Service Fees.......................................      19,720
  Legal Fees (Note 6)..............................................      14,656
  Insurance Costs..................................................       9,553
  Other Fees.......................................................       2,479
                                                                    -----------
    Total Expenses.................................................   2,039,575
                                                                    -----------
    Net Investment Income..........................................  11,649,611
                                                                    -----------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS:
  Net Realized Gain on Investments.................................  15,154,221
  Change in Unrealized Appreciation of Investments.................  27,541,572
                                                                    -----------
    Net Realized Gain and Change in Unrealized
     Appreciation of Investments...................................  42,695,793
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $54,345,404
                                                                    ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               YEAR ENDED        Year Ended
                                            DECEMBER 31, 1995 December 31, 1994
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net Investment Income....................   $ 11,649,611      $ 11,997,248
  Net Realized Gain on Investments.........     15,154,221         9,388,610
  Change in Unrealized Appreciation
   (Depreciation) of Investments...........     27,541,572       (36,466,986)
                                              ------------      ------------
    Increase (Decrease) in Net Assets
     Resulting from Operations.............     54,345,404       (15,081,128)
                                              ------------      ------------
Distributions to Shareholders:
  Net Investment Income....................    (11,649,611)      (11,997,248)
  Net Realized Gain on Investments.........    (10,376,404)       (9,524,298)
  Distribution in Excess of Realized Gains.     (4,489,004)       (4,777,817)
                                              ------------      ------------
    Total Distributions to Shareholders....    (26,515,019)      (26,299,363)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued in Reinvestment of
   Dividends (260,547 for the year ended
   December 31, 1995 and 324,920 for the
   year ended December 31, 1994)...........      2,091,302         2,836,474
                                              ------------      ------------
    Total Increase (Decrease) in Net
     Assets................................     29,921,687       (38,544,017)
NET ASSETS:
Beginning of Year..........................    234,686,222       273,230,239
                                              ------------      ------------
End of Year................................   $264,607,909      $234,686,222
                                              ============      ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Notes to Financial Statements
-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales, and spillover distributions. Per-manent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net invest-ment income per share.

REPURCHASE AGREEMENT: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

-------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

NOTE 2--FEDERAL INCOME TAXES:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1995, the Fund realized on a tax basis a net realized gain of $14,588,211 on security transactions.

 As of December 31, 1995, net unrealized appreciation (depreciation) for fed-eral income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 22,029,890
Depreciated securities............................................   (5,581,655)
                                                                   ------------
Net unrealized appreciation....................................... $ 16,448,235
                                                                   ============
Cost of securities for federal income tax purposes................ $268,086,354
                                                                   ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of .75% of the first $100 million of the Fund's average net assets and
 .50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

NOTE 4--PURCHASES AND SALES OF SECURITIES:

 For the year ended December 31, 1995, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $273,840,602 and $282,708,725, respectively.

NOTE 5--SECURITY LENDING:

 During the year ended December 31, 1995, the Fund lent securities to a bro-ker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At De-cember 31, 1995, the cash received from the borrowing broker was invested in overnight repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $12,144,342, or 102%, of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $105,162 from the Fund for the year ended December 31, 1995. Legal fees totaled $14,656 of which $4,642 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a director of the Fund. Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Adviser.

NOTE 7--RESTRICTED SECURITIES:

 The following restricted securities held by the Fund at December 31, 1995 were valued both at the date of acquisition and December 31, 1995, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1995 is $87,840,120, which represents 33.2% of net assets. The total value of illiquid securities at December 31, 1995 is $9,392,306, which represents 3.5% of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 NUMBER OF
 SHARES OR
 PRINCIPAL                                                 DATE OF
   AMOUNT                   INVESTMENT                   ACQUISITION    COST
 ---------                  ----------                   ----------- ----------
 $3,210,000 Altera Corp., 5.75%, due 06/15/02.........    06/16/95   $3,293,375
 $1,500,000 Assisted Living Concepts, Inc., 7%, due
            07/31/05..................................    08/02/95    1,500,000*
 $  975,000 Career Horizons, Inc., 7%, due 11/01/02...    10/16/95      976,969*
 $3,660,000 Cemex, S.A. (Mexico), 4.25%, due 11/01/97.    09/28/94    3,737,259
 $7,035,000 Exide Corp., 2.9%, due 12/15/05...........    12/11/95    5,098,450
 $2,300,000 International Cabletel, Inc., 7.25%, due
            04/15/05..................................    04/12/95    2,300,000
     50,000 International Paper Company, $2.625
            Convertible Preferred.....................    07/13/95    2,500,000
 $1,200,000 Multicare Companies, Inc., 7%, due
            03/15/03..................................    03/09/95    1,200,750*
 $5,225,000 Mutual Risk Management, Ltd. (Bermuda),
            0%, due 10/30/15..........................    10/25/95    1,869,966
 $3,990,000 National Semiconductor Corp., 2%, due
            10/01/02..................................    10/18/95    3,891,700
 $9,460,000 National Semiconductor Corp., 6.5%, due
            10/01/02..................................    09/21/95    9,420,565
     47,500 Occidental Petroleum Corp., $3.875
            Convertible Preferred.....................    08/03/94    2,582,845
 $5,300,000 Omnicom Group, Inc., 4.5%, due 09/01/00...    08/18/93    5,432,988

--------
*Illiquid security.


 NUMBER OF
 SHARES OR
 PRINCIPAL                                                 DATE OF
   AMOUNT                   INVESTMENT                   ACQUISITION    Cost
 ---------                  ----------                   ----------- ----------
     48,700 Owens-Corning Fiberglas Corp., $3.25
            Convertible Preferred.....................    05/03/95   $2,435,000
 $3,000,000 Sandoz Capital BVI, Ltd. (Switzerland),
            2%, due 10/06/02..........................    09/28/95    2,497,108
 $2,320,000 Sappi BVI Finance, Ltd. (South Africa),
            7.5% due 08/01/02.........................    07/19/95    2,332,113*
 $2,445,000 Scholastic Corp., 5%, due 08/15/05........    08/04/95    2,448,862
 $2,455,000 Sepracor, Inc., 7%, due 12/01/02..........    11/01/95    2,444,250
 $2,180,000 Silicon Graphics, Inc., 0%, due 11/02/13..    12/22/95    1,179,541
 $7,370,000 Staples, Inc., 4.5%, due 10/01/00.........    09/12/95    7,406,442
 $1,855,000 Telxon Corp., 5.75%, due 01/01/03.........    12/07/95    1,862,313
 $6,660,000 Thermo Electron Corp., 4.25%, due
            01/01/03..................................    11/28/95    6,749,950
 $  765,000 Thermo Electron Corp., Exchangeable
            ThermoQuest Corp., 5%, due 08/15/00.......    07/20/95      765,000*
 $1,285,000 Thermo Electron Corp., Exchangeable Thermo
            Optek, Inc., 5%, due 10/15/00.............    09/28/95    1,285,000*
 $1,065,000 Thomas Nelson, Inc., 5.75%, due 11/30/99..    08/03/93    1,187,750*
 $2,605,000 United States Filter Corp., 6%, due
            09/15/05..................................    09/13/95    2,620,327
 $5,730,000 Xilinx, Inc., 5.25%, due 11/01/02.........    11/07/95    5,674,439

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Financial Highlights
--------------------------------------------------------------------------------

                                                                                                            March 5, 1987
                                                                                                            (Commencement)
                                                  Year Ended December 31,                                         to
                          --------------------------------------------------------------------------------   December 31,
                            1995      1994       1993      1992      1991      1990       1989      1988         1987
                          --------  --------   --------  --------  --------  --------   --------  --------  --------------
Net Asset Value Per
 Share, Beginning of
 Period.................  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76     $   9.30  (3)
                          --------  --------   --------  --------  --------  --------   --------  --------     --------
Income from Operations:
 Net Investment Income..      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55         0.46
 Impact to Capital for
  Shares Issued.........        --        --      (0.01)    (0.01)       --        --         --        --        (0.03)
 Net Realized and
  Unrealized Gain (Loss)
  on Securities.........      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44        (1.53)
                          --------  --------   --------  --------  --------  --------   --------  --------     --------
  Total from Investment
   Operations...........      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99        (1.10)
Less Distributions:
 Dividends from Net
  Investment Income.....     (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)       (0.44)
 Distributions from Net
  Realized Gains........     (0.33)    (0.30)     (0.81)    (0.07)       --        --      (0.06)       --           --
 Distribution in Excess
  of Net Realized Gains.     (0.14)    (0.16)        --        --        --        --         --        --           --
 Return of Capital .....        --        --         --     (0.36)    (0.41)    (0.38)     (0.28)    (0.21)          --
                          --------  --------   --------  --------  --------  --------   --------  --------     --------
   Total Distributions..     (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)       (0.44)
                          --------  --------   --------  --------  --------  --------   --------  --------     --------
Net Asset Value Per
 Share,
 End of Period..........  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99     $   7.76
                          ========  ========   ========  ========  ========  ========   ========  ========     ========
Total Investment
 Return (4).............      33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%      (32.61)%(1)
Net Asset Value Total
 Return (5).............      24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%      (13.49)%(1)
Ratios/Supplemental
 Data:
Net Assets, End of
 Period
 (in thousands).........  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797     $162,989
Ratio of Expenses to
 Average
 Net Assets.............      0.81%     0.79%      0.80%     0.88%     0.94%     0.94%      0.95%     0.94%        0.83 %(2)
Ratio of Net Investment
 Income
 to Average Net Assets..      4.60%     4.66%      4.48%     5.04%     5.68%     5.93%      5.90%     6.66%        6.12 %(2)
Portfolio Turnover Rate.    108.98%   110.04%    173.79%   139.39%   114.13%    99.53%     84.17%    70.62%       76.91 %(1)

(1) For the period March 5, 1987 (commencement) to December 31, 1987 and not indicative of a full year's operating results.
(2) Annualized.
(3) Net of underwriting discount of $.70.
(4) Based on market value per share, adjusted for reinvestment of distributions.
(5) Based on net asset value per share, adjusted for reinvestment of distribu-tions.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO]TCW CONVERTIBLE SECURITIES FUND, INC.
      Independent Auditor's Report
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF TCW CONVERTIBLE SECURITIES FUND, INC.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., including the schedule of investments, as of December 31, 1995 and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1995 and 1994 and the financial highlights for each of the eight years ended December 31, 1995 and for the period March 5, 1987 (inception) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. Where confirmations were not received, we performed alternative procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Convertible Securities Fund, Inc. as of December 31, 1995 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

February 5, 1996
Los Angeles, California

[LOGO]TCW